                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    February 2, 1998
                                                ........................



                            THE CENTRIS GROUP, INC.
 ................................................................................
            (Exact name of Registrant as specified in its charter)


                                   001-12099
 ................................................................................
                           (Commission File Number)

                      Delaware                               33-0097221
 ................................................         .......................
     (State of Incorporation or Organization)              (IRS Employer
                                                            Identification No.)


     650 Town Center Drive, Suite 1600, Costa Mesa, CA             92626
 ......................................................     .....................
      (Address of principal executive offices)                   (Zip Code)


                                 714/549-1600
 ................................................................................
             (Registrant's telephone number, including area code)


 ................................................................................
         (Former name or former address, if changed since last report)
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                    INFORMATION REQUIRED IN CURRENT REPORT


ITEM 5.   OTHER EVENTS

     On February 2, 1998, the Board of Directors of The Centris Group, Inc., acting through its duly authorized Executive Committee, declared a stock split in the form of a 100% stock dividend (one share to be issued for each share outstanding). The record date for this stock split effected in the form of a stock dividend is February 18, 1998, and the additional shares will be issued (mailed) to stockholders on February 27, 1998.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  THE CENTRIS GROUP, INC.



Date:  February 5, 1998           By /s/ Jose A. Velasco
                                     -------------------------------------------
                                     Jose A. Velasco
                                     Senior Vice President, Chief Administrative
                                     Officer, Secretary and General Counsel